Supplement Dated February 6, 2026
To the Prospectuses, Initial Summary Prospectuses, and
Updating Summary Prospectuses dated May 1, 2025, for:

Principal ® Flexible Variable Annuity
Principal ® Flexible Variable Annuity with Purchase Payment Credit
Principal ® Lifetime Income Solutions Variable Annuity
Principal ® Lifetime Income Solutions II Variable Annuity
Principal ® Pivot Series Variable Annuity
Principal ® Investment Plus Variable Annuity (Applications signed before August 1, 2013)
Principal ® Investment Plus Variable Annuity (Applications signed on or after August 1, 2013)

Issued by Principal Life Insurance Company through its Principal Life Insurance Company Separate Account B.
This supplement updates information contained in the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses for the products referenced above.

On December 9, 2025, the Board of Directors of the Principal Variable Contract Fund’s Inc. approved the acquisition of the assets of the Diversified Balanced Strategic Allocation Account (“the “Fund”) by the Diversified Balanced Adaptive Allocation Account (the “Proposed Merger”). Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in April 2026. The record date for the determination of shareholders entitled to receive notice of and vote on the Proposed Merger is March 5, 2026, and the Special Meeting of Shareholders of the Fund is tentatively scheduled for April 30, 2026. The Proposed Merger is expected to occur on or about May 1, 2026. The Fund’s officers, however, have the discretion to change these dates.

*** Please retain this supplement for future reference.